SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      November 25, 1996

EQUIVANTAGE ACCEPTANCE CORPORATION (as sponsor under the Pooling and Servicing Agreement dated as of February 1, 1995 providing for the issuance of EquiVantage Home Equity Loan Trust 1995-1 Home Equity Loan Asset-Backed Certificates, Series 1995-1)


                  EquiVantage Home Equity Loan Trust 1995-1
           (Exact name of registrant as specified in its charter)



    New York                33-87040-04         76-0448074
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
of Incorporation)           File Number)               Identification No.)


c/o EquiVantage Acceptance Corporation
Attention: John E. Smith
13111 Northwest Freeway   Houston, TX                   77040
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (713) 895-1900




Item 5.       Other Events

              On behalf of EquiVantage Home Equity Loan
              Trust 1995-1 Home Equity Loan Asset-Backed
              Certificates Series 1995-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 1, 1995, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November 25, 1996. The Monthly
              Report is filed pursuant to and in accordance with current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Class A-1 and Class A-2 Certificates, Due March 25, 2025.


              A.     Monthly Report Information:
                     Aggregate distribution information for the current distribution date November 25, 1996.

                     Principal     Interest     Ending Balance

                     992,366.37    127,087.76   20,596,749.40

              B. No delinquency in payment under the Certificate Insurance Policy has occurred.

              C.     Have any deficiencies occurred?   NO.
                            Date:
                            Amount:

              D.     Were any amounts paid or are any amounts payable
                     under the Certificate Insurance Policy?   NO
                            Amount:

              E. Are there any developments with respect to the Certificate Insurance Policy? NONE.

              F.     Item 1: Legal Proceedings:        NONE

              G.     Item 2: Changes in Securities:    NONE

              H.     Item 4: Submission of Matters to a Vote of Security
                     Holders: NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.     Monthly Distribution Report for November 25, 1996.





                             EquiVantage Home Equity Loan Trust
                      Home Equity Loan Asset-Backed Certificates
                                             Series 1995-1

Distribution Date:        25-Nov-96


        Beginning                                                    Ending
       Certificate      Principal      Interest        Total       Certificate
Class    Balance      Distribution   Distribution   Distribution     Balance
 A-1      6110603.56      453177.44       43283.44     496460.88     5657426.12
 A-2     15478512.21      539188.93       83804.32     622993.25    14939323.28

  R             0.00           0.00           0.00          0.00           0.00

TOTAL    21589115.77      992366.37      127087.76    1119454.13    20596749.40


                             AMOUNTS PER $1,000 UNIT
        Beginning                                                    Ending
       Certificate      Principal      Interest        Total       Certificate
Class    Balance      Distribution   Distribution   Distribution     Balance
 A-1    403.10070321    29.89494294     2.85529652   32.75023946   373.20576027
 A-2    491.33454623    17.11547884     2.66020125   19.77568009   474.21906739





              PASS THROUGH RATES

      Original Pass   Current Pass     Next Pass
Class  Through Rate   Through Rate   Through Rate  Record Date        CUSIP
 A-1         8.50000%       8.50000%       8.50000%    31-Oct-96 29476YAA7
 A-2         6.97500%       6.28750%       6.28750%    24-Nov-96 29476YAB5

  R               NA             NA             NA


SPONSOR:             EquiVantage Acceptance Corp.
SERVICER:            Transworld Mortgage Corporation

UNDERWRITER:   CS First Boston Corporation


                             Information pursuant to Section 7.8 (a) of the
                     Pooling and Servicing Agreement dated February 1, 1995

i)  Distributions to Class A and Class R Certificates            See Page 1

ii)  Principal Distributions to the Certificates:      Class A-1      Class A-2
          Scheduled Principal                          $7,678.13      $8,402.23
          Paid-in-Full Loans                         $420,534.97    $477,598.13
          Prepayments                                    $175.23        $448.12
      Liquidation & Insurance Proceeds - Principal         $0.00      $4,076.54
           Loan Repurchases                                $0.00          $0.00
          Substitution Amounts                             $0.00          $0.00
          Principal Carry Forward Amount                   $0.00          $0.00








          Subordination Deficiency Amount                  $0.00          $0.00
          Subordination Increase Amount               $24,789.11     $48,663.91
less:   Subordination Reduction Amount                     $0.00          $0.00

               Total Principal Distribution          $453,177.44    $539,188.93


iii)  Interest distributions to the Certificates                 See Above

iv)  Certificate Principal Balances                              See Above

                                                         Group 1        Group 2
v)  Insured Payment to the Certificateholders              $0.00          $0.00

vi)  Information furnished by the Sponsor pursuant to Section 6049 (d) (7) (c)


vii)  Substitution Amounts & Loan Purchase Price Amounts in the distribution
                                                                 See (ii)
viii)  Available Funds Cap Carry Forward Amount                           $0.00

Available Funds Cap Carry-Forward Amortization Amount to A-2              $0.00


ix)  Subordination Reduction Amount                              See (ii)

x)  Current Period Realized Losses                                   $16,973.79
     Cumulative Loss Amount                                            0.221123%
     Rolling Three Month Delinquency Rate                              7.828766%
     Step Down Loss Amount                                                $0.00
     12 Month Loss Amount                                           $103,183.75

xi)  Certificate Factors               Beginning       Ending
                                      Certificate   Certificate
                                        Balance       Balance
                     Class A-1          0.40310070    0.37320576
                     Class A-2          0.49133455    0.47421907

                            Group 1        Group 2
xii)   Beg Balance       6622343.81    16266120.51
       End Balance       6193955.48    15758409.77




                                                       GROUP 1

Delinquency Advances Made                             $13,537.15
Paid-In-Full Compensating Interest                     $1,257.46

Accrued Servicing Fees                                 $2,785.25
Servicing Fees Retained                                $2,738.81

Interest Remittance from Servicer                      68,441.61
Principal Remittance from Servicer                    428,388.33
Certificate Account Investment Earnings                   595.83
  Total Deposit to the Certificate Account            497,425.77









Trustee Fees                                             $254.61
Premium Amount                                           $710.28


Subordination Reduction Amount                             $0.00
Total Monthly Excess Spread                           $24,789.11
Total Monthly Excess Cashflow                         $24,789.11

Available Funds                                      $471,671.77

Net Monthly Excess Cashflow                           $24,789.11

Total Available Funds                                $471,671.77

Total Available Funds Shortfall                            $0.00

Amortized Subordinated Amount Requirement                  $0.00

Excess Subordinated Amount                                 $0.00

Initial Specified Subordinated Amount                $612,267.25

Specified Subordinated Amount                        $763,859.49

                     Before Distributions          After Distributions
Subordinated Amount     $511,740.25                  $536,529.36

Specified Increase Amount              $151,592.24

Subordination Deficiency Amount        $252,119.24

Subordination Deficit                        $0.00

Subordination Increase Amount           $24,789.11


                              Before Distributions After Distributions
Principal Carry Forward Amount               $0.00         $0.00

Reimbursement Amount paid to the Certificate Insurer                      $0.00


                                                      Current         Next
                                                   Distribution  Distribution
                                                        Date          Date
Weighted Average Coupon                                 12.93650%      12.96352%
Weighted Average Net Coupon Rate                        12.23180%      12.25850%


Remaining Balance of Largest Loan                    $173,801.38



                                        GROUP 2

Delinquency Advances Made                              $1,632.28
Paid-In-Full Compensating Interest                     $1,663.62









Accrued Servicing Fees                                 $6,777.55
Servicing Fees Retained                                $6,754.60

Interest Remittance from Servicer                     134,341.66
Principal Remittance from Servicer                    490,525.02
Certificate Account Investment Earnings                   645.01
  Total Deposit to the Certificate Account            625,511.69

Trustee Fees                                             $644.94
Premium Amount                                         $1,873.50


Subordination Reduction Amount                             $0.00
Total Monthly Excess Spread                           $48,663.91
Total Monthly Excess Cashflow                         $48,663.91

Available Funds                                      $574,329.34

Net Monthly Excess Cashflow                           $48,663.91

Total Available Funds                                $574,329.34

Total Available Funds Shortfall                            $0.00

Amortized Subordinated Amount Requirement                  $0.00

Excess Subordinated Amount                                 $0.00

Initial Specified Subordinated Amount                $787,608.30

Specified Subordinated Amount                      $1,102,651.62

                     Before Distributions          After Distributions
Subordinated Amount     $787,608.30                  $819,086.49

Specified Increase Amount              $315,043.32

Subordination Deficiency Amount        $332,229.04

Subordination Deficit                        $0.00

Subordination Increase Amount           $48,663.91


                              Before Distributions After Distributions
Principal Carry Forward Amount               $0.00         $0.00

Reimbursement Amount paid to the Certificate Insurer                      $0.00


                                                      Current         Next
                                                    Distribution  Distribution
                                                        Date          Date
Weighted Average Coupon                                 10.49380%      10.50470%
Weighted Average Net Coupon Rate                         9.79380%       9.80470%


Remaining Balance of Largest Loan                    $332,709.36







                                 SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


              EquiVantage Home Equity Loan Trust 1995-1



                                   By
                                      Name:     Donna Fanning
                                      Title:    Assistant Vice President

Dated:        November 29, 1996